UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                   ---------

                          TEMPLETON GLOBAL INCOME FUND
                        ------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 8/31/07
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                   AUGUST 31, 2007
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         ANNUAL REPORT                                           INCOME
--------------------------------------------------------------------------------

                                    TEMPLETON
                               GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series



                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report



Contents

ANNUAL REPORT

Templeton Global Income Fund ..............................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Report of Independent Registered Public Accounting Firm ...................   26

Tax Designation ...........................................................   27

Annual Meeting of Shareholders ............................................   29

Dividend Reinvestment and Cash Purchase Plan ..............................   30

Board Members and Officers ................................................   32

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------

Annual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government Bonds .............................   79.4%
Short-Term Investments & Other Net Assets ....   20.6%

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report for the fiscal year ended August 31, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                               Annual Report | 1



PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Income Fund posted cumulative total returns of +8.63% based on market price and +10.58% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of +2.33% in local currency terms and +5.77% in U.S. dollar terms for the same period.1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

In spite of a weaker U.S. housing market and moderating U.S. economic growth, the global economy remained robust for the year under review. The U.S. Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% throughout the period, while central banks in Europe and Asia increased rates due to strong growth conditions and underlying inflation pressures. Amid this global backdrop, international treasury yield curves outside the U.S. broadly steepened and the U.S. dollar weakened against its major trading partners. Volatility rose across asset classes near period-end, as losses originating from the U.S. subprime mortgage market triggered a liquidity squeeze in money markets. Central banks injected liquidity into the banking system to stabilize financial markets and investors' flight to quality drove long-term yields lower. Notably, emerging market countries were generally in a stronger position than during prior periods of tightening liquidity conditions given their significant foreign reserve accumulation and supportive economic policies.

The Fed cut the discount rate 50 basis points (100 basis points equal one percentage point) in August in reaction to bank funding concerns, but, as mentioned above, did not change the federal funds target rate during the period. U.S. gross domestic product (GDP) growth slowed from annualized rates of 3.2% in second quarter 2006 to 1.9% in second quarter 2007 due to contraction in residential investment and moderating corporate and consumer spending. In addition, data released near period-end indicated the labor market may be softening. Although inflation remained a medium-term concern, the housing market correction and financial market volatility posed more immediate risks to growth and raised expectations for the Fed to cut interest rates. Encouragingly, U.S. exports continued to grow at double-digit rates, suggesting global growth

1. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report



remained strong. However, the U.S. trade deficit remained large at $59 billion in July 2007. 2 Additionally, the U.S. trade deficit with Asia widened to record levels.

In Asia, the widening trade surplus corresponded with continued accumulation of foreign reserves by Asian central banks. For example, China accumulated $361 billion in foreign reserves from the beginning of the period through June 2007 for a total of $1.333 trillion. 3 Asian economies also maintained stronger economic growth relative to the U.S. China led the region, posting 11.9% annualized year-over-year GDP growth in second quarter 2007, followed by India (9.3%), Singapore (8.6%), Malaysia (5.7%) and South Korea (5.0%). 4 Strong growth and higher food, housing, stock and other asset prices contributed to inflationary pressures. Some countries, including China, India and South Korea, sought a more appropriate policy mix between interest rates and currency appreciation to curb inflation. As a result, the central banks of China, India and South Korea hiked interest rates 90, 75 and 50 basis points, respectively.

In Europe, interest rate tightening was more aggressive. For example, the European Central Bank, the U.K. and Sweden each hiked rates 100 basis points, while Norway and Poland raised rates 175 and 75 basis points. Eurozone unemployment dropped to 6.9%, the lowest rate since the introduction of the euro as a common currency in 1999. 5 European labor markets tightened and also became more dynamic, with increased movement of labor from central and eastern Europe to western Europe. Wage pressure in western Europe remained contained, but labor shortages in Scandinavia and central Europe contributed to wage growth in those areas. In second quarter 2007, eurozone GDP grew 2.5% year-over-year and continued to provide support to other European economies given the region's high integration through trade. 5 GDP for Poland, the Norwegian mainland and Sweden grew 6.7%, 5.8% and 3.5%, respectively. 5,6

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                         32.1%
Americas                                     27.2%
Other Europe                                 19.4%
Supranationals*                               8.1%
EMU Members**                                 6.5%
Middle East & Africa                          4.7%
Other Assets, less Liabilities                2.0%

*The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar and Polish zloty.

**The Fund's EMU investments were in Germany and Slovenia.

2. Source: U.S. Bureau of Economic Analysis.

3. Source: The People's Bank of China.

4. Sources: National Bureau of Statistics; India Central Statistical Organization; Singapore Department of Statistics; Department of Statistics Malaysia; Bank of Korea.

5. Source: Eurostat.

6. Sources: Statistics Norway; Statistics Sweden.


                                                               Annual Report | 3



--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS DURATION?
--------------------------------------------------------------------------------
Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the year under review, the overall duration of the Fund's portfolio remained relatively short amid a backdrop of strong global growth rates and rising interest rates. Among developed markets, this positioning generated mixed results. Short duration positioning in Europe benefited relative performance due to an increase in long-term treasury yields. In Germany, the 10-year yield rose 47 basis points to 4.26% during the year under review. Conversely, the Fund's lack of exposure to the U.S. Treasury market detracted from relative performance, given the U.S. yield curve's downward shift over the period. Despite rising interest rates globally, we continued to find interest rate opportunities in select markets. For example, exposure to Brazil and Indonesia, which reduced interest rates 275 and 350 basis points during the period, aided relative performance. Brazil's bond market returned +15.95% in local currency terms, as measured by the JPM Global Bond Index - Emerging Markets (GBI-EM) Broad and Indonesia's bond market returned +19.98% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI). 7

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. We maintained our currency strategy over the past year, positioning for the gradual unwinding of global imbalances that would benefit other currencies relative to the U.S. dollar. The U.S. current account deficit remained large at 5.5% of GDP in the second quarter of 2007 and was vulnerable to reassessment of risk by foreign buyers as the deficit had been funded by short-term capital flows into U.S. fixed income securities. 2 Additionally, the sources of global growth continued to be dominated by the Asian region, which we believed were likely to support their currencies versus the U.S. dollar over the medium term. The U.S. dollar weakened 4.63% against its major trading partners in the 12-month period, partly due to the 4.91% appreciation of the Canadian dollar. 8 Exposure to the Brazilian real was a significant contributor to relative performance in the period, as it appreciated 8.97% against the U.S. dollar. 9

7. Sources: J.P. Morgan; HSBC. The JPM GBI-EM Broad tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

8. Source: Federal Reserve H15 Report.

9. Source: Exshare via Compustat.


4 | Annual Report



In Asia, the Fund's basket of non-Japan currencies generated positive returns. The Thai baht (sold by period-end) appreciated 15.67% against the U.S. dollar, the Indian rupee 13.85%, the Malaysian ringgit 5.13% and the South Korean won 2.48%. 9 The Japanese yen lagged other Asian currencies throughout the period, but appreciated 1.18%. 9 The yen was one of the Fund's single largest currencies represented among a diversified portfolio. We continued to find yen valuations attractive and saw the potential for the difference between Japan's interest rates and those of other major economies to narrow as the nation's structural improvements continued to take hold and U.S. interest rates came down.

In Europe, the euro appreciated 6.50% and touched an all-time high against the U.S. dollar. 9 We continued to prefer exposure to some non-euro European currencies given better valuations and growth dynamics. During the period, the Polish zloty and Norwegian krone appreciated 9.82% and 8.29% against the U.S. dollar and boosted the Fund's relative performance. 9 The Swedish krona appreciated 5.01% against the U.S. dollar, but lagged the euro. 9 The combination of overweighted exposure to the krona and underweighted exposure to the euro detracted from relative performance during the period. The Slovak koruna appreciated 19.04% versus the U.S. dollar, supported by revaluation of its currency and improved prospects for joining the eurozone in 2009. 9 Additionally, Romania's entrance into the European Union at the beginning of 2007 helped its currency appreciate 15.02% against the U.S. dollar. 9

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month return of +5.71% as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 10 Sovereign interest rate spreads rose from 197 basis points at the beginning of the reporting period to 235 basis points by period-end, spurred by financial market contagion from the U.S. subprime mortgage woes. 10 The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have significantly improved over the past few years, as shown by reserve accumulation, more supportive economic policies and improved debt ratios. Regionally, Asian sovereign debt returned +6.74%, central and eastern European +6.66%, African +6.62%, Latin American +5.15% and Middle Eastern +2.39% in U.S. dollar terms. 10

--------------------------------------------------------------------------------
CURRENCY BREAKDOWN
Based on Total Portfolio Value as of
8/31/07

                                                              % OF TOTAL ASSETS
--------------------------------------------------------------------------------
ASIA PACIFIC                                                              53.1%

Japanese Yen                                                              14.5%

Malaysian Ringgit                                                          9.0%

South Korean Won                                                           8.7%

Indonesian Rupiah                                                          8.3%

Indian Rupee                                                               5.1%

Australian Dollar                                                          3.4%

Kazakhstan Tenge                                                           2.9%

Other                                                                      1.6%

New Zealand Dollar*                                                       -0.4%
--------------------------------------------------------------------------------
EUROPE                                                                    27.9%

Swedish Krona                                                              9.5%

Polish Zloty                                                               8.3%

Norwegian Krone                                                            5.4%

Icelandic Krona                                                            2.8%

Other                                                                      1.9%
--------------------------------------------------------------------------------
AMERICAS                                                                  15.3%

Brazilian Real                                                             6.8%

Canadian Dollar                                                            4.7%

Peruvian Neuvo Sol                                                         3.5%

Other                                                                      1.5%

U.S. Dollar*                                                              -1.2%
--------------------------------------------------------------------------------
MIDDLE EAST & AFRICA                                                       3.7%

Egyptian Pound                                                             3.7%
--------------------------------------------------------------------------------

*New Zealand dollar = -0.4% and U.S. dollar = -1.2% because of the Fund's holdings of forward currency exchange contracts.

10. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                                               Annual Report | 5



Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]

/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report



Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: GIM                                          CHANGE   8/31/07    8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.02     $8.95      $8.93
--------------------------------------------------------------------------------
Market Price (NYSE)                                  -$0.14     $9.01      $9.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.8986
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                     1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                         +10.58%   +79.99%   +131.35%
--------------------------------------------------------------------------------
   Based on change in market price 3                 +8.63%   +80.27%   +169.27%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                         +10.58%   +12.48%     +8.75%
--------------------------------------------------------------------------------
   Based on change in market price 3                 +8.63%   +12.51%    +10.41%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                               Annual Report | 7



Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Annual Report



Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                            -----------------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                  2007           2006           2005           2004           2003
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $     8.93     $     9.02     $     8.77     $     8.18     $     7.29
                                                            -----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..............................         0.40           0.37           0.39           0.41           0.41
   Net realized and unrealized gains (losses) ...........         0.52           0.33           0.49           0.72           0.98
                                                            -----------------------------------------------------------------------
Total from investment operations ........................         0.92           0.70           0.88           1.13           1.39
                                                            -----------------------------------------------------------------------
Less distributions from net investment income and net
   realized foreign currency gains ......................        (0.90)         (0.79)         (0.63)         (0.54)         (0.50)
                                                            -----------------------------------------------------------------------
Net asset value, end of year ............................   $     8.95     $     8.93     $     9.02     $     8.77     $     8.18
                                                            =======================================================================
Market value, end of year b .............................   $     9.01     $     9.15     $     8.85     $     8.56     $     7.95
                                                            =======================================================================

Total return (based on market value per share) ..........         8.63%         13.39%         10.61%         14.69%         15.37%

RATIOS TO AVERAGE NET ASSETS
Expenses ................................................         0.75% c        0.80% c        0.76% c        0.77% c        0.72%
Net investment income ...................................         4.45%          4.16%          4.22%          4.66%          5.16%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $1,170,414     $1,161,850     $1,172,240     $1,136,976     $1,058,791
Portfolio turnover rate .................................        49.24%         49.20%         41.81%         48.85%         69.77%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Benefit of expense reduction rounds to less than 0.01%.


                                                               Annual Report |
  The accompanying notes are an integral part of these financial statements. | 9



Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------
   BONDS 79.4%
   ARGENTINA 3.3%
   Government of Argentina,
  b,c FRN, 5.475%, 8/03/12 ............................................         50,200,000        $    27,511,978
    d GDP Linked Security, 12/15/35 ...................................         30,370,000   EUR        4,054,857
    d GDP Linked Security, 12/15/35 ...................................         63,200,000              7,236,400
                                                                                                  ----------------
                                                                                                       38,803,235
                                                                                                  ----------------
   AUSTRALIA 1.1%
   New South Wales Treasury Corp., 8.00%, 3/01/08 .....................         16,000,000   AUD       13,177,084
                                                                                                  ----------------
   BRAZIL 6.8%
   Nota Do Tesouro Nacional,
      9.762%, 1/01/12 .................................................             45,635 e BRL       21,792,533
      9.762%, 1/01/14 .................................................             15,000 e BRL        7,010,798
      9.762%, 1/01/17 .................................................             54,900 e BRL       25,027,989
    f Index Linked, 6.00%, 5/15/15 ....................................              9,400 e BRL        7,428,451
    f Index Linked, 6.00%, 5/15/45 ....................................             23,625 e BRL       18,577,788
                                                                                                  ----------------
                                                                                                       79,837,559
                                                                                                  ----------------
   CANADA 6.0%
   Province of Alberta, 5.00%, 12/16/08 ...............................         28,530,000   CAD       27,179,805
   Province of British Columbia, 6.00%, 6/09/08 .......................          7,000,000   CAD        6,699,947
   Province of Manitoba, 6.375%, 9/01/15 ..............................         14,800,000   NZD        9,728,582
   Province of Ontario,
      6.125%, 9/12/07 .................................................         15,840,000   CAD       15,001,667
      3.875%, 3/08/08 .................................................          6,800,000   CAD        6,417,063
      6.25%, 6/16/15 ..................................................          8,460,000   NZD        5,498,016
                                                                                                  ----------------
                                                                                                       70,525,080
                                                                                                  ----------------
   GERMANY 4.8%
   KfW Bankengruppe,
    b FRN, 0.60%, 8/08/11 .............................................      3,800,000,000   JPY       32,841,366
      senior note, 8.25%, 9/20/07 .....................................      1,509,000,000   ISK       23,631,483
                                                                                                  ----------------
                                                                                                       56,472,849
                                                                                                  ----------------
   INDONESIA 8.3%
   Government of Indonesia,
      13.15%, 3/15/10 .................................................     21,330,000,000   IDR        2,504,400
      15.425%, 9/15/10 ................................................      4,800,000,000   IDR          600,403
      13.15%, 1/15/12 .................................................     33,200,000,000   IDR        4,007,286
      14.25%, 6/15/13 .................................................     84,050,000,000   IDR       10,853,099
      14.275%, 12/15/13 ...............................................    126,836,000,000   IDR       16,540,011
      11.00%, 10/15/14 ................................................     55,000,000,000   IDR        6,253,846
      9.50%, 6/15/15 ..................................................     33,050,000,000   IDR        3,478,783
      10.75%, 5/15/16 .................................................     82,245,000,000   IDR        9,251,584
      11.50%, 9/15/19 .................................................     23,000,000,000   IDR        2,704,883
      11.00%, 11/15/20 ................................................    359,100,000,000   IDR       40,588,463
                                                                                                  ----------------
                                                                                                       96,782,758
                                                                                                  ----------------


10 | Annual Report



Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------
   BONDS (CONTINUED)
   IRAQ 1.0%
 g Government of Iraq, Reg S, 5.80%, 1/15/28 ..........................         20,050,000        $    11,516,219
                                                                                                  ----------------
   MALAYSIA 4.8%
   Government of Malaysia,
      8.60%, 12/01/07 .................................................         14,085,000   MYR        4,070,591
      3.135%, 12/17/07 ................................................          2,925,000   MYR          834,273
      3.546%, 1/11/08 .................................................         11,630,000   MYR        3,321,434
      7.60%, 3/15/08 ..................................................          1,540,000   MYR          449,091
      3.17%, 5/15/08 ..................................................         47,720,000   MYR       13,590,783
      6.45%, 7/01/08 ..................................................         19,510,000   MYR        5,700,823
      3.917%, 9/30/08 .................................................            600,000   MYR          171,972
      4.305%, 2/27/09 .................................................         75,200,000   MYR       21,702,078
      7.00%, 3/15/09 ..................................................         21,060,000   MYR        6,318,301
                                                                                                  ----------------
                                                                                                       56,159,346
                                                                                                  ----------------
   MEXICO 2.8%
   Government of Mexico,
      8.00%, 12/17/15 .................................................            305,000 h MXN        2,794,905
      10.00%, 12/05/24 ................................................          2,737,000 h MXN       29,892,099
                                                                                                  ----------------
                                                                                                       32,687,004
                                                                                                  ----------------
   NEW ZEALAND 1.1%
   Government of New Zealand, 6.00%, 11/15/11 .........................         18,273,000   NZD       12,529,166
                                                                                                  ----------------
   PERU 3.5%
   Government of Peru,
      7.84%, 8/12/20 ..................................................         47,200,000   PEN       16,473,793
      Series 7, 8.60%, 8/12/17 ........................................         61,545,000   PEN       22,331,224
   Peru Bond Soberano, 9.91%, 5/05/15 .................................          6,500,000   PEN        2,500,236
                                                                                                  ----------------
                                                                                                       41,305,253
                                                                                                  ----------------
   PHILIPPINES 0.1%
 g Government of the Philippines, Reg S, 9.125%, 2/22/10 ..............            770,000   EUR        1,130,926
                                                                                                  ----------------
   POLAND 4.5%
   Government of Poland,
      6.00%, 5/24/09 ..................................................         57,500,000   PLN       20,727,034
      5.75%, 9/23/22 ..................................................         90,500,000   PLN       32,048,958
                                                                                                  ----------------
                                                                                                       52,775,992
                                                                                                  ----------------
   SINGAPORE 1.3%
   Government of Singapore,
      1.50%, 4/01/08 ..................................................          2,400,000   SGD        1,567,175
      5.625%, 7/01/08 .................................................         20,110,000   SGD       13,545,905
                                                                                                  ----------------
                                                                                                       15,113,080
                                                                                                  ----------------


                                                              Annual Report | 11



Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------
   BONDS (CONTINUED)
   SLOVAK REPUBLIC 1.7%
   Government of Slovakia,
      4.80%, 4/14/09 ..................................................        298,100,000   SKK  $    12,142,759
      7.50%, 3/13/12 ..................................................         84,000,000   SKK        3,821,323
      4.90%, 2/11/14 ..................................................         53,300,000   SKK        2,197,531
      5.30%, 5/12/19 ..................................................         50,200,000   SKK        2,139,699
                                                                                                  ----------------
                                                                                                       20,301,312
                                                                                                  ----------------
   SOUTH KOREA 8.7%
   Government of Korea, 5.77%, 10/09/07 ...............................     39,640,000,000   KRW       42,268,639
   Korea Treasury Note, 4.25%, 9/10/08 ................................     56,200,550,000   KRW       59,238,763
                                                                                                  ----------------
                                                                                                      101,507,402
                                                                                                  ----------------
 i SUPRANATIONAL 8.1%
   European Bank For Reconstruction & Development, senior note, 5.10%,
      6/12/09 .........................................................        125,000,000   PLN       44,720,099
   European Investment Bank,
      2.125%, 9/20/07 .................................................      1,600,000,000   JPY       13,824,793
    b senior note, FRN, 0.525%, 9/21/11 ...............................      2,000,000,000   JPY       17,276,103
   Inter-American Development Bank,
      6.00%, 12/15/17 .................................................          6,000,000   NZD        3,854,881
      senior note, 7.50%, 12/05/24 ....................................        185,000,000   MXN       15,503,159
                                                                                                  ----------------
                                                                                                       95,179,035
                                                                                                  ----------------
   SWEDEN 8.0%
   Government of Sweden,
      6.50%, 5/05/08 ..................................................        184,600,000   SEK       27,207,535
      5.00%, 1/28/09 ..................................................        364,800,000   SEK       53,566,628
    j Strip, 9/17/08 ..................................................         91,000,000   SEK       12,675,306
                                                                                                  ----------------
                                                                                                       93,449,469
                                                                                                  ----------------
   UNITED STATES 3.5%
   FNMA,
      2.125%, 10/09/07 ................................................      4,020,000,000   JPY       34,754,790
      1.75%, 3/26/08 ..................................................        660,000,000   JPY        5,725,345
                                                                                                  ----------------
                                                                                                       40,480,135
                                                                                                  ----------------
   TOTAL BONDS (COST $878,622,081) ....................................                               929,732,904
                                                                                                  ----------------
   SHORT TERM INVESTMENTS 18.6%
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 17.3%
   AUSTRALIA 2.3%
   Queensland Treasury Corp., 07G, 8.00%, 9/14/07 .....................         33,100,000   AUD       27,086,227
                                                                                                  ----------------


12 | Annual Report



Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT a             VALUE
------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
   EGYPT 3.7%
 j Egypt Certificate of Deposit, 9/12/07 ..............................          8,000,000   EGP  $     1,411,352
 j Egypt Treasury Bills, 9/25/07 - 8/12/08 ............................        246,000,000   EGP       41,551,141
                                                                                                  ----------------
                                                                                                       42,962,493
                                                                                                  ----------------
   MALAYSIA 4.1%
   Government of Malaysia, 3.569%, 2/14/08 ............................         17,190,000   MYR        4,910,306
 j Malaysia Treasury Bills, 11/01/07 - 6/06/08 ........................        151,650,000   MYR       42,787,632
                                                                                                  ----------------
                                                                                                       47,697,938
                                                                                                  ----------------
   NORWAY 5.4%
 j Norway Treasury Bills, 9/19/07 - 3/19/08 ...........................        370,255,000   NOK       62,783,827
                                                                                                  ----------------
   SINGAPORE 0.3%
   Government of Singapore, 2.625%, 10/01/07 ..........................          5,950,000   SGD        3,903,695
                                                                                                  ----------------
   SWEDEN 1.5%
 j Government of Sweden, Strip, 6/18/08 ...............................         91,000,000   SEK       12,804,417
 j Sweden Treasury Bill, 12/19/07 .....................................         31,580,000   SEK        4,531,039
                                                                                                  ----------------
                                                                                                       17,335,456
                                                                                                  ----------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $196,229,587) .............................................                               201,769,636
                                                                                                  ----------------
   TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,074,851,668) ...                             1,131,502,540
                                                                                                  ----------------

                                                                         -----------------
                                                                               SHARES
                                                                         -----------------
   MONEY MARKET FUND (COST $15,208,523) 1.3%
   UNITED STATES 1.3%
 k Franklin Institutional Fiduciary Trust Money Market
      Portfolio, 4.98% ................................................         15,208,523             15,208,523
                                                                                                  ----------------
   TOTAL SHORT TERM INVESTMENTS (COST $211,438,110) ...................                               216,978,159
                                                                                                  ----------------
   TOTAL INVESTMENTS (COST $1,090,060,191) 98.0% ......................                             1,146,711,063
   NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.3% .............                                 3,753,196
   OTHER ASSETS, LESS LIABILITIES 1.7% ................................                                19,949,481
                                                                                                  ----------------
   NET ASSETS 100.0% ..................................................                           $ 1,170,413,740
                                                                                                  ================


                                                              Annual Report | 13



Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
BRL  - Brazilian Real
CAD  - Canadian Dollar
EGP  - Egyptian Pound
EUR  - Euro
IDR  - Indonesian Rupiah
ISK  - Icelandic Krona
JPY  - Japanese Yen
KRW  - South Korean Won
MXN  - Mexican Peso
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
NZD  - New Zealand Dollar
PEN  - Peruvian Nuevo Sol
PLN  - Polish Zloty
SEK  - Swedish Krona
SGD  - Singapore Dollar
SKK  - Slovak Koruna

SELECTED PORTFOLIO ABBREVIATIONS

FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note
GDP  - Gross Domestic Product

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

d Securities are linked to the Argentine GDP and do not pay principal over the life of the security or at expiration. Securities entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of these GDP linked securities.

e Principal amount is stated in 1,000 Brazilian Real Units.

f Redemption price at maturity is adjusted for inflation. See Note 1(e).

g Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2007, the aggregate value of these securities was $12,647,145, representing 1.1% of net assets.

h Principal amount is stated in 100 Mexican Peso Units.

i A supranational organization is an entity formed by two or more central governments through international treaties.

j The security is traded on a discount basis with no stated coupon rate.

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $ 1,074,851,668
      Cost - Sweep Money Fund (Note 7) .....................................        15,208,523
                                                                               ----------------
      Total cost of investments ............................................   $ 1,090,060,191
                                                                               ================
      Value - Unaffiliated issuers .........................................     1,131,502,540
      Value - Sweep Money Fund (Note 7) ....................................        15,208,523
                                                                               ----------------
      Total value of investments ...........................................     1,146,711,063
   Cash ....................................................................            17,991
   Foreign currency, at value (cost $2,129,219) ............................         2,128,116
   Receivables:
      Investment securities sold ...........................................            62,500
      Dividends and interest ...............................................        18,860,681
   Unrealized gain on forward exchange contracts (Note 8) ..................         6,728,401
                                                                               ----------------
         Total assets ......................................................     1,174,508,752
                                                                               ----------------
Liabilities:
   Payables:
      Affiliates ...........................................................           622,553
   Unrealized loss on forward exchange contracts (Note 8) ..................         2,975,205
   Accrued expenses and other liabilities ..................................           497,254
                                                                               ----------------
         Total liabilities .................................................         4,095,012
                                                                               ----------------
               Net assets, at value ........................................   $ 1,170,413,740
                                                                               ================

Net assets consist of:
   Paid-in capital .........................................................   $ 1,083,131,549
   Undistributed net investment income .....................................        52,791,775
   Net unrealized appreciation (depreciation) ..............................        60,310,236
   Accumulated net realized gain (loss) ....................................       (25,819,820)
                                                                               ================
            Net assets, at value ...........................................   $ 1,170,413,740
                                                                               ================
   Shares outstanding ......................................................       130,804,940
                                                                               ================
   Net asset value per share ...............................................   $          8.95
                                                                               ================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15



Templeton Global Income Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

Investment income:
   Dividends
      Unaffiliated issuers .................................................   $       654,884
      Sweep Money Fund (Note 7) ............................................           573,143
   Interest (net of foreign taxes of $2,393,207) ...........................        59,771,443
                                                                               ----------------
         Total investment income ...........................................        60,999,470
                                                                               ----------------
Expenses:
   Management fees (Note 3a) ...............................................         5,889,904
   Administrative fees (Note 3b) ...........................................         1,447,961
   Transfer agent fees .....................................................           290,132
   Custodian fees (Note 4) .................................................           808,282
   Reports to shareholders .................................................           115,747
   Registration and filing fees ............................................           117,989
   Professional fees .......................................................            88,539
   Trustees' fees and expenses .............................................            64,368
   Other ...................................................................            19,333
                                                                               ----------------
         Total expenses ....................................................         8,842,255
         Expense reductions (Note 4) .......................................            (2,697)
                                                                               ----------------
            Net expenses ...................................................         8,839,558
                                                                               ----------------
                 Net investment income .....................................        52,159,912
                                                                               ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................        82,730,258
      Foreign currency transactions ........................................         3,700,463
                                                                               ----------------
               Net realized gain (loss) ....................................        86,430,721
                                                                               ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................       (19,666,365)
      Translation of assets and liabilities denominated in foreign
         currencies ........................................................          (104,305)
                                                                               ----------------
            Net change in unrealized appreciation (depreciation) ...........       (19,770,670)
                                                                               ----------------
Net realized and unrealized gain (loss) ....................................        66,660,051
                                                                               ----------------
Net increase (decrease) in net assets resulting from operations ............   $   118,819,963
                                                                               ================


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Global Income Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            -----------------------------------
                                                                                                  YEAR ENDED AUGUST 31,
                                                                                                  2007               2006
                                                                                            -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $    52,159,912    $    47,780,306
      Net realized gain (loss) from investments and foreign currency transactions .......        86,430,721         79,206,691
      Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities denominated in foreign currencies ....................       (19,770,670)       (34,770,616)
                                                                                            -----------------------------------
         Net increase (decrease) in net assets resulting from operations ................       118,819,963         92,216,381
                                                                                            -----------------------------------

   Distributions to shareholders from net investment income and net realized foreign
      currency gains ....................................................................      (117,111,037)      (103,207,312)
   Capital share transactions: (Note 2) .................................................         6,855,066            600,550
                                                                                            -----------------------------------
         Net increase (decrease) in net assets ..........................................         8,563,992        (10,390,381)
Net assets:
   Beginning of year ....................................................................     1,161,849,748      1,172,240,129
                                                                                            -----------------------------------
   End of year ..........................................................................   $ 1,170,413,740    $ 1,161,849,748
                                                                                            ===================================
Undistributed net investment income included in net assets:
   End of year ..........................................................................   $    52,791,775    $    33,606,140
                                                                                            ===================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Annual Report



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 19



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


20 | Annual Report



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                    -------------------------------------------------------------------
                                                         YEARS ENDED AUGUST 31,
                                                  2007                                   2006
                                     SHARES                 AMOUNT             SHARES           AMOUNT
                                    -------------------------------------------------------------------
Shares issued ...................   759,079               $6,855,066           66,994          $600,550

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2007, the Fund had repurchased a total of 11,210,400 shares. During the years ended August 31, 2006 and 2007, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                   Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.550%            Up to and including $200 million
      0.500%            Over $200 million, up to and including $1 billion
      0.480%            Over $1 billion, up to and including $5 billion
      0.460%            Over $5 billion, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $15 billion
      0.420%            Over $15 billion, up to and including $20 billion
      0.400%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            In excess of $700 million


                                                              Annual Report | 21



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 .......................................................  $   20,180,785
   2011 .......................................................       4,209,282
                                                                 ---------------
                                                                 $   24,390,067
                                                                 ===============

During the year ended August 31, 2007, the Fund utilized $3,651,517 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized capital losses, of $1,352,485.

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                                   -----------------------------
                                                       2007           2006
                                                   -----------------------------
Distributions paid from:
   Ordinary income .............................   $117,111,037  $ 103,207,312

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................  $1,099,474,621
                                                                 ===============

Unrealized appreciation .......................................  $   61,303,005
Unrealized depreciation .......................................     (14,066,563)
                                                                 ---------------
Net unrealized appreciation (depreciation) ....................  $   47,236,442
                                                                 ---------------
Distributable earnings--undistributed ordinary income .........  $   63,834,091
                                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $508,571,229 and $675,930,267, respectively.


22 | Annual Report



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At August 31, 2007, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------
                                                  CONTRACT          SETTLEMENT   UNREALIZED   UNREALIZED
                                                  AMOUNT a             DATE         GAIN         LOSS
---------------------------------------------------------------------------------------------------------
 CONTRACTS TO BUY
      223,340,000   Japanese Yen ............       2,000,000         9/04/07    $       --   $  (70,074)
      225,000,000   Indian Rupee ............       7,285,514 NZD     9/21/07       426,733           --
      560,000,000   Iceland Krona ...........       7,488,633        10/09/07     1,222,764           --
      125,000,000   Indian Rupee ............       4,212,016 NZD    10/29/07       127,468           --
      140,000,000   Indian Rupee ............       4,620,920 NZD    10/29/07       210,181           --
      282,775,000   Indian Rupee ............       9,414,849 NZD    10/29/07       367,672           --
      285,000,000   Indian Rupee ............       9,773,663 NZD    10/30/07       172,117           --
    1,950,000,000   Japanese Yen ............      16,746,822        11/09/07       261,167           --
      228,082,050   Japanese Yen ............       1,964,362        11/13/07        25,959           --
    1,280,000,000   Japanese Yen ............      10,967,355        11/13/07       202,358           --
      543,250,000   Japanese Yen ............       4,793,439        12/05/07            --      (40,217)
        5,394,000   Romanian Lei ............       1,579,132 EUR    12/27/07        75,897           --
    1,056,356,000   Kazakhstan Tenge ........       8,680,000         1/16/08            --     (453,548)
      971,600,000   Kazakhstan Tenge ........       8,000,000         1/18/08            --     (434,953)
      974,400,000   Kazakhstan Tenge ........       8,000,000         1/18/08            --     (413,152)
      128,800,000   Japanese Yen ............       1,121,639         1/22/08        11,585           --
      345,000,000   Japanese Yen ............       2,925,960         6/30/08       160,651           --
    1,350,000,000   Japanese Yen ............      11,589,475         7/18/08       510,058           --
      323,100,600   Japanese Yen ............       2,900,000         8/20/08         5,303           --
      324,191,000   Japanese Yen ............       2,900,000         8/20/08        15,108           --
      321,024,200   Japanese Yen ............       2,900,000         8/25/08            --      (11,936)
      223,340,000   Japanese Yen ............       2,010,261         9/04/08           992           --
CONTRACTS TO SELL
      223,340,000   Japanese Yen ............       1,930,003         9/04/07            78           --
       29,507,162   Mexican Peso ............   1,414,986,459 CLP     9/12/07        28,894           --
       11,063,812   Mexican Peso ............     527,411,931 CLP     9/14/07         4,936           --
        2,470,410   Euro ....................     371,846,113 JPY    12/06/07            --     (122,931)
        5,394,000   Romanian Lei ............       1,642,259 EUR    12/27/07        10,414           --
       30,997,821   Mexican Peso ............     124,614,340 INR     1/22/08       265,906           --
       65,279,583   Mexican Peso ............     258,415,756 INR     2/28/08       469,301           --
       65,781,104   Mexican Peso ............     261,052,311 INR     3/03/08       489,524           --
       16,563,648   New Zealand
                       Dollar ...............     527,883,468 INR     4/28/08     1,517,624           --
       52,217,395   Mexican Peso ............   2,423,304,878 CLP     5/16/08            --      (43,542)
       36,225,716   Mexican Peso ............   1,661,717,052 CLP     5/20/08            --      (66,520)


                                                              Annual Report | 23



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                  CONTRACT          SETTLEMENT   UNREALIZED   UNREALIZED
                                                  AMOUNT a             DATE         GAIN         LOSS
---------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
       50,000,000   Mexican Peso ............     188,725,000 INR     5/21/08    $  145,711   $        --
       70,037,979   Mexican Peso ............     760,290,277 KZT     5/27/08            --      (362,681)
       60,216,771   Mexican Peso ............     646,270,473 KZT     5/29/08            --      (368,638)
       67,219,636   Mexican Peso ............  12,067,941,262 COP     6/27/08            --      (587,013)
                                                                                 -------------------------
Unrealized gain (loss) on forward exchange contracts ........................     6,728,401    (2,975,205)
                                                                                 =========================
   Net unrealized gain (loss) on forward exchange contracts .................    $3,753,196   $        --
                                                                                 =========================

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
COP - Colombian Peso
EUR - Euro
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstan Tenge
NZD - New Zealand Dollar

9. CREDIT RISK

The Fund has 20.52% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


24 | Annual Report



Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semiannual reporting period beginning after December 15, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 25



Templeton Global Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


26 | Annual Report



Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $877,570 as interest related dividends for purposes of the tax imposed under Section 871 (a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

At August 31, 2007, more than 50% of the Templeton Global Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 17, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to Class A shareholders of record.

RECORD DATE: 8/17/2007

------------------------------------------------------------------------------
                             FOREIGN TAX      FOREIGN            FOREIGN
                                PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                       PER SHARE      PER SHARE          PER SHARE
------------------------------------------------------------------------------
Argentina ................      0.0000         0.0248            0.0000
Australia ................      0.0000         0.0176            0.0000
Brazil ...................      0.0000         0.0454            0.0000
Canada ...................      0.0000         0.0263            0.0000
Egypt ....................      0.0000         0.0189            0.0000
Germany ..................      0.0000         0.0173            0.0000
Iceland ..................      0.0000         0.0016            0.0000
Indonesia ................      0.0082         0.0761            0.0000
Iraq .....................      0.0000         0.0108            0.0000
Japan ....................      0.0000         0.0001            0.0000
Malaysia .................      0.0000         0.0124            0.0000
Mexico ...................      0.0000         0.0120            0.0000
New Zealand ..............      0.0000         0.0059            0.0000
Norway ...................      0.0000         0.0152            0.0000
Peru .....................      0.0000         0.0209            0.0000
Philippines ..............      0.0000         0.0036            0.0000
Poland ...................      0.0000         0.0362            0.0000
Singapore ................      0.0000         0.0040            0.0000
Slovak Republic ..........      0.0000         0.0087            0.0000
South Korea ..............      0.0079         0.0437            0.0000
Sweden ...................      0.0000         0.0224            0.0000
Thailand .................      0.0000         0.0120            0.0000
                               -----------------------------------------------
TOTAL ....................     $0.0161        $0.4359           $0.0000
                               ===============================================


                                                              Annual Report | 27



Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


28 | Annual Report



Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Blvd., Fort Lauderdale, Florida, on February 23, 2007. The purpose of the meeting was to elect five Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, Larry D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Trustees:

----------------------------------------------------------------------------------------------
                                                       % OF                             % OF
                                                      SHARES                           SHARES
                                            % OF      PRESENT                % OF      PRESENT
                                        OUTSTANDING     AND               OUTSTANDING    AND
TERM EXPIRING 2010              FOR        SHARES     VOTING    WITHHELD    SHARES     VOTING
----------------------------------------------------------------------------------------------
Frank J. Crothers .......   97,094,514     74.39%     98.54%   1,434,033     1.10%      1.46%
Charles B. Johnson ......   96,964,379     74.29%     98.41%   1,564,168     1.20%      1.59%
Gregory E. Johnson ......   97,031,262     74.34%     98.48%   1,497,285     1.15%      1.52%
Larry D. Thompson .......   97,071,549     74.38%     98.52%   1,456,998     1.12%      1.48%
TERM EXPIRING 2009
Robert E. Wade ..........   97,059,098     74.37%     98.51%   1,469,449     1.13%      1.49%

* Harris J. Ashton, Edith E. Holiday, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                              Annual Report | 29



Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


30 | Annual Report



Templeton Global Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.melloninvestor.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Mellon Investor Services LLC through Direct Registration. The service provides shareholder with a convenient way to keep track of shares through bookentry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact Mellon Investor Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                              Annual Report | 31



Templeton Global Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1993          139                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)        Trustee          Since 1999          19                       Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                        company), Nuinsco Resources Limited
Suite 2100                                                                                    (mineral exploration), Fidelity
Fort Lauderdale, FL 33394-3091                                                                Merchant Bank & Trust (Cayman) Limited
                                                                                              (financial services), C.A. Bancorp
                                                                                              Inc. (financial services), Victory
                                                                                              Nickel Inc. (mineral exploration),
                                                                                              ABACO Markets Limited (retail
                                                                                              distributors), and Belize Electricity
                                                                                              Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee          Since 1996          139                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                        refining of oil and gas), H.J. Heinz
Suite 2100                                                                                    Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                                                                products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee          Since 2005          19                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                        and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                    (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee          Since 2003          139                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                        refining of oil and gas) and Sentient
Suite 2100                                                                                    Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977 - 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee          Since 2005          139                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Trustee          Since 1999          19                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee          Since 2006          33                       El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                        (investments) and ARC Wireless
Suite 2100                                                                                    Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                                and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee and         139                      None
One Franklin Parkway            Chairman of      Chairman of the
San Mateo, CA 94403-1906        the Board and    Board since 1995
                                Vice President   and Vice President
                                                 since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since               91                       None
One Franklin Parkway                             February 2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       Vice President   Since 2001          Not Applicable           Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1996          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice President   Since 1994          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)  President and    Since 2002          Not Applicable           Not Applicable
One Franklin Parkway            Chief Executive
San Mateo, CA 94403-1906        Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary        Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35



------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial  Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION, A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


36 | Annual Report



Templeton Global Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 22, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had


                                                              Annual Report | 37



Templeton Global Income Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2007, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all other closed-end global income funds as selected by Lipper. Such report considered both the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed that the Fund's income return for the one-year period was the highest in such group, and on an annualized basis for the previous three- and five-year periods was in the highest and second-highest quintiles, respectively, of such group, and in lowest quintile for the previous 10-year period, while its total return was in the highest quintile of such group for the one-year period, and, on an annualized basis, was in the highest quintile of such group for each of the previous three- and 10-year periods, and in the second-highest quintile for the previous five-year period. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper selected expense group consisting of the Fund and the three other closed-end funds comprising the closed-end fund group referred to in the discussion of investment performance. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund's contractual investment management fee rate and total actual expenses to be the lowest of such group. The Board was satisfied with the Fund's comparative management fee and expenses.


38 | Annual Report



Templeton Global Income Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational costs savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee and administrative fee at the combined rate of 0.70% on its first $200 million of net assets;


                                                              Annual Report | 39



Templeton Global Income Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

0.635% on the next $500 million of net assets; 0.60% on the next $300 million of net assets; and 0.58% on the next $4 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level, and at the Fund's asset size at year-end of approximately $1.2 billion, such fee schedule provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2007. Additionally, the Fund expects to file, on or about October 30, 2007, such certifications with its Form N-CSR for the year ended August 31, 2007.


40 | Annual Report


Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report



    [LOGO](R)                         100 Fountain Parkway
FRANKLIN TEMPLETON                    P.O. Box 33030
   INVESTMENTS                        St. Petersburg, FL  33733-8030

ANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM A2007 10/07



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

   (2) The audit committee financial expert is David W. Niemiec, he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $68,082 for the fiscal year ended August 31, 2007 and $82,283 for the fiscal year ended August 31, 2006.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007 and $0 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $639 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $175,222 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended August 31, 2007 and $175,861 for the fiscal year ended August 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Ann Torre-Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of January 25, 2008, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB PH.D, SENIOR VICE PRESIDENT OF FRANKLIN ADVISERS, INC.

Mr. Hasenstab has been a manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME       NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
           OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
           REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
           INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
           COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
           MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                      (X $1                 (X $1                    MILLION)/1
                      MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Michael       9      9,284.8       20       14,357.6       0          N/A
Hasenstab
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):


                                              Dollar Range of Fund
                                              Shares Beneficially
               Portfolio Manager                    Owned
         ----------------------------------------------------------------------
           Michael Hasenstab                         None
         ----------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.   N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/JIMMY D. GAMBILL
   -------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   -------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  January 24, 2008

By /s/GALEN G. VETTER
   ------------------
   Galen G. Vetter
   Chief Financial Officer
   Date:  January 24, 2008